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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported)   June 25, 2002
                                                            --------------------

         ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2002 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass- Through Certificates Series 2002-6)


                   ABN AMRO MORTGAGE CORPORATION Series 2002-6
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    Delaware
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


        333-73036                                        36-3886007
        ---------                                        ----------
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)



135 South LaSalle Street, Chicago, Illinois                  60603
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 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


                                 (312) 904-2000
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                181 West Madison Street, Chicago, Illinois 60602
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)









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ITEM 5. OTHER EVENTS.

         On July 25, 2002, the Registrant caused the issuance and sale of approximately $288,572,372 initial principal amount of Mortgage Pass-Through Certificates, Series 2002-6 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of July 1, 2002, among ABN AMRO Mortgage Corporation, as depositor, JPMorgan Chase Bank, as trustee and ABN AMRO Mortgage Group, Inc., as servicer.

         In connection with the sale of the Certificates, the Registrant is filing a copy of the opinion letter issued by Thacher Proffitt & Wood with respect to tax matters.

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              ITEM 601(A) OF
              REGULATION S-K
              EXHIBIT NO.                       DESCRIPTION
              -----------                       -----------
                  8.1                           Opinion Letter re: tax matters

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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ABN AMRO MORTGAGE CORPORATION
                                                   (Registrant)


Dated:   August 12, 2002                    By:    /s/ Maria Fregosi
                                                   ---------------------------
                                            Name:  Maria Fregosi
                                            Title: Vice President

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                                INDEX OF EXHIBITS




                  ITEM 601(A) OF                 SEQUENTIALLY
                  REGULATION S-K                 NUMBERED
                  EXHIBIT NO.                    DESCRIPTION
                  -----------                    -----------
                  8.1                            Opinion Letter re: tax matters